UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:    December 31
Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual
Report

Legg Mason
Permal Tactical
Allocation Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Legg Mason Permal Tactical Allocation Fund

Fund’s objectives

The Fund is managed as a tactical asset allocation program. The Fund seeks to provide total return in excess of a traditional 60/30/10 (equity/fixed income/cash) portfolio over the medium term.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Permal Tactical Allocation Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

At the Board of Trustees’ regular meeting held in February 2011, Western Asset Management Company (“Western Asset”) was appointed as an additional subadviser of the Fund solely for cash management purposes. Western Asset personnel previously managed cash for the Fund through an arrangement with Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 9, 2011

Legg Mason Permal Tactical Allocation Fund | III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

IV | Legg Mason Permal Tactical Allocation Fund

Investment commentary (cont’d)

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Legg Mason Permal Tactical Allocation Fund | V

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended December 31, 2010. The reporting period got off to a solid start, with the Index moving higher during three of the first four months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This represented its strongest month of December since 1991. All told, the Index returned 15.06% over the twelve months ended December 31, 2010.

The international developed equity market, as measured by the MSCI EAFE Indexv, also posted a positive return but lagged its U.S. counterpart during the twelve months ended December 31, 2010, returning 7.75% for the period. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and Ireland and fears that it

VI | Legg Mason Permal Tactical Allocation Fund

Investment commentary (cont’d)

could spread to other European countries. In addition, more subdued economic growth and the strengthening U.S. dollar negatively impacted the international developed equity market. Emerging market equities generated strong results during the reporting period, posting positive returns during eight of the twelve months covered by this report. This was largely due to stronger economic growth in many developing countries and generally robust investor demand. During the twelve months ended December 31, 2010, the MSCI Emerging Markets Indexvi returned 18.88%.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvii Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 6.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)ix returned 4.61% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexx returned 14.94% for the twelve months ended December 31, 2010.

Legg Mason Permal Tactical Allocation Fund | VII

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.
vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

[x]

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

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Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 1

Fund overview

Q. What is the Fund’s investment strategy?
A. The Fund is managed as a tactical asset allocation program that seeks to provide a total return in excess of a traditional 60/30/10 (equity/fixed-income/cash) portfolio over the medium term. The Fund utilizes a fund-of-funds structure that combines our macroeconomic views (top-down) and fundamental fund selection (bottom-up). The Fund invests primarily in passively and actively managed vehicles, including, but not limited to, Legg Mason and unaffiliated (i.e., third party) mutual funds, third-party closed-end funds, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).1 The flexible approach of the Fund allows investments in a wide variety of asset classes and regions, which spans global equity, fixed-income, cash equivalent and alternative investments. Alternatives may include asset classes such as commodities, infrastructure, currencies and hedge fund strategies. The result is a multi-strategy, multi-asset class fund that we believe has the flexibility to take advantage of market opportunities, whenever and wherever they may arise.

Q. What were the overall market conditions during the Fund’s reporting period?
A. 2010 was a volatile, choppy year for the equity markets, but a strong final four months led to decent gains at the broad index level. The S&P 500 Indexi closed the year at 1257, returning 15.06% for the twelve-month period. In the first quarter, unemployment in the U.S. hovered near 10%, a psychologically important level that certainly played a role in the November mid-term elections. On a positive note, the U.S. did register private sector job growth. Most markets started the year in decline, but reversed course mid-first quarter to close higher.

The second quarter registered two important events: 1) The European debt crisis reached a crescendo and the European Union was forced to arrange a bail-out of Greece and 2) The May “flash crash,” which certainly impacted fund flows into equity markets as the year went ahead. Fund flows were largely going to bond funds, and even international or emerging market equities, as retail investors stayed away from U.S. stocks. Most asset classes declined in the second quarter given the concerns in Europe and the potential for a double-dip recession, both of which impacted investor mindset. Gold performed well as a safe haven, as did U.S. Treasuries as a result of a “flight to quality.”

Concerns over the U.S. economy continued throughout much of the third quarter, but everything changed in late August when Federal Reserve Board (“Fed”)ii Chairman Ben Bernanke floated the idea of another round of quantitative easing (dubbed “QE2”) to provide additional monetary stimulus in an attempt to improve the employment situation and prevent deflation from taking hold in the U.S. The Fed implemented QE2 in the fourth quarter through large scale purchases of U.S. Treasury securities. Markets began to rally in anticipation of the Fed’s efforts to inject liquidity into the financial markets.

The market’s rally continued into the fourth quarter as more positive events helped solidify the belief that the additional stimulus would be good for growth, both in the U.S. and globally. In particular, the Republicans took control of the U.S. House of Representatives in

[1]

In choosing open-end funds for investment, the Fund will invest in Legg Mason-affiliated funds, rather than unaffiliated funds, when a Legg Mason-affiliated fund offers access to an asset class or employs a strategy which Permal wishes to utilize and, in Permal’s judgment, the Legg-Mason affiliated fund can accommodate the Fund’s investments.

2 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Fund overview (cont’d)

the November mid-term elections. This would either create gridlock or force President Obama to tack to the political center. Either outcome was viewed as a positive for the business climate. Corporate earnings continued to be robust as cost cutting measures combined with ongoing economic recovery kept margins at high levels. Lastly, in December, Congress voted to extend the Bush-era tax cuts along with additional fiscal stimulus in the form of a payroll tax holiday. All of this caused the markets to rally strongly in the fourth quarter.

Q. How did we respond to these changing market conditions?
A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best opportunities wherever they arise. Entering 2010, the Fund, relative to the 60/30/10 Compositeiii (the “Composite”), remained overweight fixed income to pursue opportunities in several sub-sectors of the credit markets that still offered what we believe to be attractive risk-adjusted yields (bank loans, high yield, convertible bonds, mortgage-backed securities, etc.). Within the equity allocation, there was an overall underweight in comparison to the Composite. On a country basis, the Fund was overweight, relative to the MSCI World Indexiv, the U.S. and Japan to capitalize on Asian and global economic growth via Japanese exporters and U.S. multi-national companies. The Fund was underweight Europe given ongoing concerns about the sovereign debt crisis. On a sector basis, there was a bias to defensive sectors like Consumer Staples and Health Care, generally with a large-capitalization focus. There was a large underweight to Financials. The Fund also had a large overweight to cash/alternatives where we favored commodity exposure, with a bias to gold and precious metals and certain hedge fund-like strategies.

The Fund declined in May due to the large sell-off in several of the major asset classes; however, we used the decline to reposition the portfolio by increasing the equity allocation by adding some more European exposure with a focus on European exporters that could benefit in our opinion from the relatively strong global economy and weaker euro. Frontier markets exposure (primarily Africa and the Middle East) was added as opposed to broad emerging markets exposure. From a sector perspective, the Fund continued to favor stability and earnings growth over cyclicality.

With the onset of QE2 in the latter half of the third quarter and the liquidity that was afforded to the markets, the Fund was repositioned further to have a pro-growth, cyclical bias. As a result, the fixed-income allocation continued to decrease, ending the year with a 29% allocation, just below the 30% Composite allocation. The focus remained on credit, while having durationv lower than that of the Barclays Capital U.S. Aggregate Indexvi to guard against sharply higher interest rates. On the equity side, the allocation continued to increase, closing the year at 55% (versus the Composite allocation of 60%), the highest weighting since inception of the Fund. Tactically, the Fund is overweight, versus the MSCI World Index, the U.S. and emerging markets and underweight Europe, Japan and Asia ex-Japan. On a sector basis, a barbell strategy was used. The Fund is overweight cyclical sectors like Energy, Materials and Industrials along with defensive sectors like Telecommunication Services and Consumer Staples. There is a large underweight to Financials. Lastly, the cash/alternative allocation ended the year at 14%. Within commodities, the focus remained on precious metals. Given the opportunity set we saw for active currency trading, a dedicated fund

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 3

was added that focuses on currency trading, long and short.

Performance review
For the twelve months ended December 31, 2010, Class A shares of Legg Mason Permal Tactical Allocation Fund, excluding sales charges, returned 10.19%. The Fund’s unmanaged benchmarks, the MSCI World Index (Gross), the Barclays Capital U.S. Aggregate Index and the Citigroup 90-Day U.S. Treasury Bill Indexvii, returned 12.34%, 6.54% and 0.13%, respectively, for the same period. The 60/30/10 Composite returned 9.87% over the same time frame. The Lipper Global Flexible Portfolio Funds Category Average1 returned 9.58% for the same period.

Performance Snapshot as of December 31, 2010

(excluding sales charges) (unaudited)	6 months	12 months

Legg Mason Permal Tactical Allocation Fund:

Class A	14.56%	10.19%

Class C	14.12%	9.36%

Class FI	14.57%	10.20%

Class I	14.69%	10.48%

Class IS	14.69%	10.48%

MSCI World Index (Gross)	24.21%	12.34%

Barclays Capital U.S. Aggregate Index	1.15%	6.54%

Citigroup 90-Day U.S. Treasury Bill Index	0.08%	0.13%

60/30/10 Composite	14.60%	9.87%

Lipper Global Flexible Portfolio Funds Category Average[1]	14.71%	9.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 3.63%, 4.25%, 3.77%, 3.17% and 3.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets will not exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Acquired fund fees and expenses are subject to the arrangement. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 237 funds for the six-month period and among the 195 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?
A. In equities, the leading contributors for 2010 were focused on U.S. and German equities, as well as small-capitalization equities in the U.S. Specifically, Legg Mason ClearBridge Aggressive Growth Fund and Legg Mason ClearBridge Appreciation Fund generated strong performance for the Fund, as did iShares MSCI Germany Index Fund, a passive ETF focused on German equities, and Royce Value Fund, whose focus on small caps did well for the Fund.

In fixed income, both Western Asset Core Bond Portfolio and Legg Mason BW Global Opportunities Bond Fund performed well as credit spreads tightened. In commodities, investments in gold and platinum performed well.

Q. What were the leading detractors from performance?
A. The Fund’s main detractors for the year were positions that were sold during the first half of the year as the Fund repositioned during the May market sell-off. In particular, Legg Mason Batterymarch International Equity Trust, iShares MSCI Pacific ex-Japan Index Fund (ETF) and ProShares UltraShort 20+ Year Treasury (ETF) were all sold during this repositioning. Two currency short positions in the euro and Japanese yen also detracted from performance during the year.

Q. Were there any significant changes to the Fund during the reporting period?
A. As mentioned above, to begin 2010 the Fund had a strategic overweight to fixed income relative to the Composite. Within the fixed-income allocation, there was a strong tactical bias to overweight credit. As that tactical allocation played out favorably through the first half of 2010, the fixed-income allocation was reduced in favor of equities. The fixed-income allocation is now a small underweight relative to the Composite.

The equity allocation, while increased, still remains an underweight relative to the Composite. However, the character of the allocation did change to be more pro-growth to capitalize on the various forms of monetary and fiscal stimulus that should benefit the economy and markets in the first half of 2011.

Thank you for your investment in Legg Mason Permal Tactical Allocation Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff
Co-Portfolio Manager
Permal Asset Management Inc.

Alexander Pillersdorf
Co-Portfolio Manager
Permal Asset Management Inc.

January 18, 2011

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 5

RISKS: Investing in equity securities involves market risk. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may invest in hedge funds, private investments, commodities, foreign currencies, infrastructure investments, and real estate. These investments are speculative, may be illiquid, and involve substantial risks. Short selling may result in significant losses. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. There are additional risks and other expenses associated with investing in underlying funds rather than directly in portfolio securities. For instance, the underlying funds may borrow money to leverage their investments. Leverage may result in greater volatility of investment returns and may increase a shareholder’s risk of loss. In addition to the Fund’s operating expenses, shareholders will indirectly bear the operating expenses of the underlying funds. For example, shareholders will pay management fees of both the Fund and the underlying funds. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays Capital U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index.

iv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.
[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury Bills.

6 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Fund at a glance (unaudited)

Legg Mason Permal Tactical Allocation Fund Breakdown† (%) as of — December 31, 2010

Investments in Underlying Funds

% of Total Long-Term Investments		Top 5 Sectors

■	8.4 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Consumer Discretionary

■	6.3 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations Municipal Bonds

■	6.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials

■	6.0 Western Asset Funds, Inc — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities

■	5.1 Calamos Investment Trust — Calamos Convertible Fund, Class I Shares	Information Technology Health Care Energy Industrials Materials

■	5.1 iShares Trust — iShares MSCI Germany Index Fund	Consumer Discretionary Financials Industrials Materials Health Care

% of Total Long-Term Investments		Top 5 Sectors

■	5.1 John Hancock Funds II — Floating Rate Income Fund, Class I Shares	Consumer Discretionary Health Care Financials Materials Industrials

■	5.0 iShares Trust — iShares MSCI Japan Index Fund	Industrials Consumer Discretionary Financials Information Technology Materials

■	4.9 SPDR S&P 500 ETF Trust	Information Technology Financials Energy Industrials Health Care

■	4.6 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Consumer Services Financial Intermediaries Industrial Products

■	4.4 The Royce Fund — Royce Special Equity Fund, Institutional Class Shares	Industrial Products Technology Consumer Products Consumer Services Health

■	4.1 Western Asset Funds, Inc — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Energy Industrials Financials Materials

■	4.0 John Hancock Funds II — Currency Strategies Fund, Class I Shares	Currency

■	3.1 SPDR Gold Trust — SPDR Gold Shares	Gold

■	3.0 ETFS Metal Securities — ETFS Physical Platinum	Precious Metal

■	3.0 iShares Trust — iShares Dow Jones U.S. Telecommunications Sector Index Fund	Fixed Line Telecommunications Mobile Telecommunications Short-Term Securities

■	3.0 Select Sector SPDRs — Consumer Staples Select Sector SPDR Fund	Food & Staples Retailing Household Products Food Products Beverages Tobacco

† Subject to change at any time.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 7

% of Total Long-Term Investments		Top 5 Sectors

■	2.1 iShares Trust — iShares Dow Jones U.S. Oil Equipment & Services Index Fund	Oil Equipment and Services Short-Term Securities

■	2.1 iShares Trust — iShares MSCI Sweden Index Fund	Industrials Financials Consumer Discretionary Information Technology Telecommunications Services

■	2.0 iShares Trust — iShares MSCI Canada Index Fund	Financials Energy Materials Industrials Consumer Discretionary

■	1.9 The China Fund, Inc	Health Care Consumer Discretionary Consumer Staples Financials Industrials

■	1.6 Market Vectors ETF Trust — Market Vectors Agribusiness ETF	Agricultural Chemicals Agriproduct Operations Agricultural Equipment Livestock Operations Ethanol/Biodiesel

■	1.5 Legg Mason Partners Institutional Trust — Western Asset Institutional Liquid Reserves, Institutional Class Shares	Commercial Paper Certificates of Deposit Time Deposits Corporate Bonds & Notes U.S. Treasury Notes

■	1.4 The Africa Emerging Markets Fund, Class A Shares	Financials Consumer Staples Telecommunication Services Materials Industrials

■	1.4 Market Vectors ETF Trust — Junior Gold Miners ETF	Gold Minings

■	1.3 EMM Umbrella Funds — Emerging Markets Middle East Fund, Class A Shares	Financials Industrials Telecommunication Services Utilities Health Care

Common Stocks
■	3.4 Real Estate Investment Trusts: Chimera Investment Corp. Invesco Mortgage Capital Inc. MFA Financial Inc.

8 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Fund expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	14.56%	1,000.00	1,145.60	1.13%	6.11
Class C	14.12%	1,000.00	1,141.20	1.88%	10.15
Class FI	14.57%	1,000.00	1,145.70	1.13%	6.11
Class I	14.69%	1,000.00	1,146.90	0.88%	4.76
Class IS	14.69%	1,000.00	1,146.90	0.88%	4.76

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	5.00%	1,000.00	1,019.51	1.13%	5.75
Class C	5.00%	1,000.00	1,015.73	1.88%	9.55
Class FI	5.00%	1,000.00	1,019.51	1.13%	5.75
Class I	5.00%	1,000.00	1,020.77	0.88%	4.48
Class IS	5.00%	1,000.00	1,020.77	0.88%	4.48

[1]	For the six months ended December 31, 2010.
[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the underlying funds in which the Fund invests.
[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/10	10.19%	9.36%	10.20%	10.48%	10.48%
Inception* through 12/31/10	18.66	17.73	18.62	18.92	18.92

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/10	3.88%	8.36%	10.20%	10.48%	10.48%
Inception* through 12/31/10	14.63	17.73	18.62	18.92	18.92

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/10)			34.17%
Class C (Inception date of 4/13/09 through 12/31/10)			32.36
Class FI (Inception date of 4/13/09 through 12/31/10)			34.08
Class I (Inception date of 4/13/09 through 12/31/10)			34.66
Class IS (Inception date of 4/13/09 through 12/31/10)			34.66

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

10 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Legg Mason Permal Tactical Allocation Fund vs. MSCI World Index (Gross), Barclays Capital U.S. Aggregate Index, Citigroup 90-Day U.S. Treasury Bill Index and 60/30/10 Composite† — April 13, 2009 - December 2010

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 11

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason Permal Tactical Allocation Fund vs. MSCI World Index (Gross), Barclays Capital U.S. Aggregate Index, Citigroup 90-Day U.S. Treasury Bill Index and 60/30/10 Composite† — April 13, 2009 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Legg Mason Permal Tactical Allocation Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Barclays Capital U.S. Aggregate Index, Citigroup 90-Day U.S. Treasury Bill Index and 60/30/10 Composite. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury Bills. The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays Capital U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Citigroup 90-Day U.S. Treasury Bill Index is as of month end April 30, 2009.

12 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Consolidated schedule of investments
December 31, 2010

Legg Mason Permal Tactical Allocation Fund

Description	Shares	Value

Investments in Underlying Funds — 93.8%

Africa Emerging Markets Fund, Class A Shares	39,499	$1,219,334	*

Calamos Investment Trust - Calamos Convertible Fund, Class I Shares	250,808	4,614,873

EEM Umbrella Funds - Emerging Markets Middle East Fund, Class A Shares	97,492	1,193,302	*(a)

ETFS Metal Securities - ETFS Physical Platinum	15,980	2,746,642	*

iShares Trust:

iShares Dow Jones U.S. Oil Equipment & Services Index Fund	34,200	1,927,170

iShares Dow Jones U.S. Telecommunications Sector Index Fund	114,000	2,664,180

iShares MSCI Canada Index Fund	59,000	1,829,000

iShares MSCI Germany Index Fund	190,705	4,565,478

iShares MSCI Japan Index Fund	413,059	4,506,474

iShares MSCI Sweden Index Fund	59,000	1,842,570

John Hancock Funds II:

Currency Strategies Fund, Class I Shares	391,304	3,556,956	*

Floating Rate Income Fund, Class I Shares	482,711	4,580,923

Legg Mason Charles Street Trust Inc. - Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	536,805	5,679,402	(b)

Legg Mason Partners Equity Trust:

Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	46,850	5,532,091	*(b)

Legg Mason ClearBridge Appreciation Fund, Class IS Shares	552,357	7,539,676	(b)

Legg Mason Partners Institutional Trust - Western Asset Institutional Liquid Reserves, Institutional Class Shares	1,363,128	1,363,128	(b)

Market Vectors ETF Trust:

Junior Gold Miners ETF	32,000	1,276,480

Market Vectors Agribusiness ETF	26,375	1,412,117

Select Sector SPDR - Consumer Staples Select Sector SPDR Fund	92,595	2,713,959

SPDR Gold Trust - SPDR Gold Shares	20,125	2,791,740	*

SPDR S&P 500 ETF Trust	34,759	4,371,987

The China Fund Inc.	53,960	1,753,700

The Royce Fund:

Royce Special Equity Fund, Institutional Class Shares	190,964	3,970,140	(b)

Royce Value Fund, Institutional Class Shares	326,137	4,145,196	(b)

Western Asset Funds, Inc.:

Western Asset Core Bond Portfolio, Class IS Shares	473,317	5,410,008	(b)

Western Asset High Yield Portfolio, Class IS Shares	415,608	3,673,978	(b)

Total Investments in Underlying Funds (Cost — $79,092,560)		86,880,504

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 13

Legg Mason Permal Tactical Allocation Fund

Security			Shares	Value

Common Stocks — 3.3%

Financials — 3.3%

Real Estate Investment Trusts (REITs) — 3.3%

Chimera Investment Corp.			428,000	$1,759,080

Invesco Mortgage Capital, Inc.			19,800	432,432

MFA Financial, Inc.			110,000	897,600

Total Common Stocks (Cost — $3,177,707)				3,089,112

Total Investments before Short-Term Investments (Cost — $82,270,267)				89,969,616

	Rate	Maturity Date	Face Amount

Short-Term Investments — 2.7%

Repurchase Agreements — 2.7%

State Street Bank & Trust Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $2,510,002; (Fully collateralized by U.S. Treasury Notes, 2.500% due 4/30/15; Market Value — $2,562,625) (Cost — $2,510,000)	0.010%	1/3/11	$2,510,000	2,510,000

Total Investments — 99.8% (Cost — $84,780,267#)				92,479,616

Other Assets in Excess of Liabilities — 0.2%				167,444

Total Net Assets — 100.0%				$92,647,060

*	Non-income producing security.
(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(b)	Underlying Fund is affiliated with Legg Mason, Inc.
#	Aggregate cost for federal income tax purposes is $85,191,935.

Abbreviation used in this schedule:
SPDR — Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

14 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Consolidated statement of assets and liabilities
December 31, 2010

Assets:

Investments in unaffiliated Underlying Funds and investments, at cost	$51,600,615

Investments in affiliated Underlying Funds, at cost	33,179,652

Investments in unaffiliated Underlying Funds and investments, at value	55,165,997

Investments in affiliated Underlying Funds, at value	37,313,619

Cash	13,826

Receivable for Fund shares sold	388,257

Dividends and interest receivable from investments	117,817

Dividends receivable from unaffiliated Underlying Funds	22,689

Unrealized appreciation on forward foreign currency contracts	3,958

Prepaid expenses	26,714

Total Assets	93,052,877

Liabilities:

Payable for Fund shares repurchased	103,889

Payable for securities purchased	72,178

Unrealized depreciation on forward foreign currency contracts	71,763

Distribution fees payable	29,666

Investment management fee payable	22,631

Trustees’ fees payable	2,161

Distributions payable	461

Accrued expenses	103,068

Total Liabilities	405,817

Total Net Assets	$92,647,060

Net Assets:

Par value (Note 7)	$63

Paid-in capital in excess of par value	85,543,075

Overdistributed net investment income	(691,058)

Accumulated net realized gain on sale of Underlying Funds, capital gain distributions from Underlying Funds and foreign currency transactions	163,436

Net unrealized appreciation on Underlying Funds, investments and foreign currencies	7,631,544

Total Net Assets	$92,647,060

Shares Outstanding:

Class A	1,122,763

Class C	2,166,442

Class FI	9,158

Class I	3,000,353

Class IS	9,204

Net Asset Value:

Class A (and redemption price)	$14.69

Class C*	$14.71

Class FI (and redemption price)	$14.68

Class I (and redemption price)	$14.67

Class IS (and redemption price)	$14.67

Maximum Public Offering Price Per Share:

Class A (based on maximum initial sales charge of 5.75%)	$15.59

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 15

Consolidated statement of operations
For the Year Ended December 31, 2010

Investment Income:

Income distributions from affiliated Underlying Funds and investments	$1,121,655

Income distributions from unaffiliated Underlying Funds	933,392

Short-term capital gain distributions from unaffiliated Underlying Funds	37,297

Short-term capital gain distributions from affiliated Underlying Funds	12,220

Interest	97

Total Investment Income	2,104,661

Expenses:

Investment management fee (Note 2)	435,347

Distribution fees (Notes 2 and 5)	254,884

Legal fees	174,168

Transfer agent fees (Note 5)	79,437

Registration fees	62,067

Shareholder reports	32,645

Audit and tax	29,000

Custody fees	12,775

Trustees’ fees	7,763

Insurance	524

Miscellaneous expenses	5,997

Total Expenses	1,094,607
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(251,001)

Net Expenses	843,606

Net Investment Income	1,261,055

Realized and Unrealized Gain (Loss) on Sales of Underlying Funds, Capital Gain Distributions from Underlying Funds, Foreign Currency Transactions, Investments and Underlying Funds (Notes 1, 3 and 4):

Net Realized Gain (Loss) From:

Sale of unaffiliated Underlying Funds	19,786

Sale of affiliated Underlying Funds	(202,820)

Capital gain distributions from unaffiliated Underlying Funds	319,268

Capital gain distributions from affiliated Underlying Funds	69,920

Foreign currency transactions	48,638

Net Realized Gain	254,792

Change in Net Unrealized Appreciation (Depreciation) From:

Affiliated Underlying Funds	3,262,928

Unaffiliated Underlying Funds and Investments	2,904,061

Foreign currencies	(67,805)

Change in Net Unrealized Appreciation (Depreciation)	6,099,184

Net Gain on Sales of Underlying Funds, Capital Gain Distributions from Underlying Funds, Foreign Currency Transactions, Investments and Underlying Funds	6,353,976

Increase in Net Assets From Operations	$7,615,031

See Notes to Financial Statements.

16 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Consolidated statements of changes in net assets

For the Year Ended December 31, 2010 and the Period Ended December 31, 2009	2010	2009†

Operations:

Net investment income	$1,261,055	$316,301

Net realized gain	254,792	212,774

Change in net unrealized appreciation (depreciation)	6,099,184	1,532,360

Increase in Net Assets From Operations	7,615,031	2,061,435

Distributions to Shareholders From (Notes 1 and 6):

Net investment income	(1,974,392)	(450,002)

Net realized gains	(105,731)	(120,993)

Decrease in Net Assets From Distributions to Shareholders	(2,080,123)	(570,995)

Fund Share Transactions (Note 7):

Net proceeds from sale of shares	84,881,155	36,658,443

Reinvestment of distributions	1,266,424	398,580

Cost of shares repurchased	(33,887,678)	(3,695,212)

Increase in Net Assets From Fund Share Transactions	52,259,901	33,361,811

Increase in Net Assets	57,794,809	34,852,251

Net Assets:

Beginning of year	34,852,251	—

End of year*	$92,647,060	$34,852,251

*Includes overdistributed net investment income of:	$(691,058)	$(27,518)

†	For the period April 9, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 17

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares[1]	2010	2009[2]

Net asset value, beginning of year	$13.66	$11.40

Income from operations:
Net investment income†	0.24	0.28

Net realized and unrealized gain	1.15	2.24

Total income from operations	1.39	2.52

Less distributions from:
Net investment income	(0.34)	(0.20)

Net realized gains	(0.02)	(0.06)

Total distributions	(0.36)	(0.26)

Net asset value, end of year	$14.69	13.66

Total return[3]	10.19%	21.76%[4]

Net assets, end of year (000s)	$16,492	$17,548

Ratios to average net assets:
Gross expenses[5]	1.61%	7.61%[6]

Net expenses[5,7,8]	1.13	1.16 [6]

Net investment income	1.71	2.89 [6]

Portfolio turnover rate	112%	76%

†	Net investment income per share includes short-term capital gain distributions from Underlying Funds.
[1]	Per share amounts have been calculated using the average shares method.
[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.08%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.
[6]	Annualized.
[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares[1]	2010	2009[2]

Net asset value, beginning of year	$13.68	$11.40

Income from operations:
Net investment income†	0.18	0.28

Net realized and unrealized gain	1.10	2.15

Total income from operations	1.28	2.43

Less distributions from:
Net investment income	(0.23)	(0.09)

Net realized gains	(0.02)	(0.06)

Total distributions	(0.25)	(0.15)

Net asset value, end of year	$14.71	$13.68

Total return[3]	9.36%	21.03%[4]

Net assets, end of year (000s)	$31,874	$8,452

Ratios to average net assets:
Gross expenses[5]	2.27%	5.49%[6]

Net expenses[5,7,8]	1.88	1.91 [6]

Net investment income	1.33	2.91 [6]

Portfolio turnover rate	112%	76%

†	Net investment income per share includes short-term capital gain distributions from Underlying Funds.
[1]	Per share amounts have been calculated using the average shares method.
[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.35%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.
[6]	Annualized.
[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 19

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class FI Shares[1]	2010	2009[2]

Net asset value, beginning of year	$13.65	$11.40

Income from operations:
Net investment income†	0.23	0.23

Net realized and unrealized gain	1.16	2.28

Total income from operations	1.39	2.51

Less distributions from:
Net investment income	(0.34)	(0.20)

Net realized gains	(0.02)	(0.06)

Total distributions	(0.36)	(0.26)

Net asset value, end of year	$14.68	$13.65

Total return[3]	10.20%	21.67%[4]

Net assets, end of year (000s)	$134	$122

Ratios to average net assets:
Gross expenses[5]	1.73%	10.04%[6]

Net expenses[5,7,8]	1.13	1.15 [6]

Net investment income	1.67	2.39 [6]

Portfolio turnover rate	112%	76%

†	Net investment income per share includes short-term capital gain distributions from Underlying Funds.
[1]	Per share amounts have been calculated using the average shares method.
[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.99%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.
[6]	Annualized.
[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010	2009[2]

Net asset value, beginning of year	$13.64	$11.40

Income from operations:
Net investment income†	0.33	0.36

Net realized and unrealized gain	1.10	2.17

Total income from operations	1.43	2.53

Less distributions from:
Net investment income	(0.38)	(0.23)

Net realized gains	(0.02)	(0.06)

Total distributions	(0.40)	(0.29)

Net asset value, end of year	$14.67	$13.64

Total Return[3]	10.48%	21.89%[4]

Net assets, end of year (000s)	$44,012	$8,608

Ratios to average net assets:
Gross expenses[5]	1.19%	6.16%[6]

Net expenses[5,7,8]	0.88	0.91 [6]

Net investment income	2.36	3.75 [6]

Portfolio turnover rate	112%	76%

†	Net investment income per share includes short-term capital gain distributions from Underlying Funds.
[1]	Per share amounts have been calculated using the average shares method.
[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.
[6]	Annualized.
[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 21

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2010	2009[2]

Net asset value, beginning of year	$13.64	$11.40

Income from operations:
Net investment income†	0.27	0.25

Net realized and unrealized gain	1.16	2.28

Total income from operations	1.43	2.53

Less distributions from:
Net investment income	(0.38)	(0.23)

Net realized gains	(0.02)	(0.06)

Total distributions	(0.40)	(0.29)

Net asset value, end of year	$14.67	$13.64

Total return[3]	10.48%	21.88%[4]

Net assets, end of year (000s)	$135	$122

Ratios to average net assets:
Gross expenses[5]	1.48%	9.79%[6]

Net expenses[5,7,8]	0.88	0.90 [6]

Net investment income	1.92	2.63 [6]

Portfolio turnover rate	112%	76%

†	Net investment income per share includes short-term capital gain distributions from Underlying Funds.
[1]	Per share amounts have been calculated using the average shares method.
[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.
[6]	Annualized.
[7]

As a result of an expense limitation arrangement, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class IS shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

Legg Mason Permal Tactical Allocation Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund may invest directly in fixed income, indexed or other performance-related instruments (including exchange-traded notes (“ETNs”)), equity securities, forwards and derivatives. However, while authorized to invest directly, most of the Fund’s long or short exposure to asset classes will be achieved indirectly through investments in a combination of intermediary securities such as open-end (including exchange-traded funds (“ETFs”)), and closed-end funds as well as funds that are commonly referred to as hedge funds.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Tactical Allocation Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 23

inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Investment in Underlying Funds†	$85,687,202	$1,193,302	—	$86,880,504

Common stocks†	3,089,112	—	—	3,089,112

Total long-term investments	$88,776,314	$1,193,302	—	$89,969,616

Short-term investments†	—	2,510,000	—	2,510,000

Total investments	$88,776,314	$3,703,302	—	$92,479,616

Other financial instruments:

Forward foreign currency contracts	—	$3,958	—	$3,958

Total	$88,776,314	$3,707,260	—	$92,483,574

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments:

Forward foreign currency contracts	—	$71,763	—	$71,763

†See Consolidated Schedule of Investments for additional detailed categorizations.

24 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Notes to consolidated financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 25

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

26 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Notes to consolidated financial statements (cont’d)

	Overdistributed Net Investment Income	Accumulated Net Realized Loss

(a)	$49,797	$(49,797)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions and book/tax differences in the treatment of partnership interest.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (I) periodically assessing the creditworthiness of its trading partners, (II) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (III) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $71,763. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Permal Asset Management Inc. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. LMPFA, Permal and LMGAA are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 27

the Fund, except, in certain cases, for the management of cash and short-term instruments. For its services, LMPFA pays Permal a subadvisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

Up to and including $250 million	0.450%

Over $250 million and up to and including $750 million	0.400

Over $750 million	0.350

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

During the year ended December 31, 2010, the Fund’s Class A, C, FI, I and IS shares an expense limitation arrangement in place of 1.75%, 2.50%, 1.75%, 1.50%, and 1.50%, respectively, of the average daily net assets of each class. Taxes, extraordinary expenses, incentive or performance-based fees of underlying funds, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, ETFs, ETNs and other assets) and interest are excluded from this waiver/reimbursement agreement. This expense limitation arrangement cannot be terminated prior to April 30, 2012. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by a Fund, weighted in proportion to each Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $251,001.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $39,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

28 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Notes to consolidated financial statements (cont’d)

Class C

CDSCs	$9,000

All officers and one Trustee of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3. Investments
During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$123,218,483

Sales	72,986,302

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,724,795

Gross unrealized depreciation	(437,114)

Net unrealized appreciation	$7,287,681

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)

Contracts to Sell:

Euro	Morgan Stanley & Co., Inc.	3,280,000	$4,382,015	3/16/11	$ 3,958

Euro	Morgan Stanley & Co., Inc.	690,000	921,826	3/16/11	(18,652)

Euro	Morgan Stanley & Co., Inc.	150,000	200,397	3/16/11	(4,115)

Japanese Yen	Morgan Stanley & Co., Inc.	149,440,000	1,841,971	3/16/11	(48,996)

Net unrealized loss on open forward foreign currency contracts					$(67,805)

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]

Foreign Exchange Contracts Risk

Forward foreign currency contracts	$3,958

LIABILITY DERIVATIVES[1]

Foreign Exchange Contracts Risk

Forward foreign currency contracts	$71,763

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 29

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk

Forward foreign currency contracts	$60,608

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk

Forward foreign currency contracts	$(67,805)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value

Forward foreign currency contracts (to sell)	$1,019,662

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements
The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Distribution fees are accrued daily and paid monthly.

30 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Notes to consolidated financial statements (cont’d)

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees

Class A	$35,202	$20,026

Class C	219,371	32,719

Class FI	311	354

Class I	—	25,984

Class IS	—	354

Total	$254,884	$79,437

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements

Class A	$67,504

Class C	85,381

Class FI	743

Class I	96,628

Class IS	745

Total	$251,001

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Period Ended December 31, 2009†

Net Investment Income:

Class A	$372,627	$245,522

Class C	486,446	56,790

Class FI	3,042	1,733

Class I	1,108,892	143,917

Class IS	3,385	2,040

Total	$1,974,392	$450,002

	Year Ended December 31, 2010	Period Ended December 31, 2009†

Net Realized Gains:

Class A	$18,010	$70,444

Class C	34,197	28,230

Class FI	179	531

Class I	53,165	21,258

Class IS	180	530

Total	$105,731	$120,993

† For the period April 9, 2009 (commencement of operations) to December 31, 2009.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 31

7. Shares of beneficial interest
At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Period Ended December 31, 2009†

	Shares	Amount	Shares	Amount

Class A

Shares sold	1,454,675	$20,193,119	1,516,030	$19,650,588

Shares issued on reinvestment	23,903	349,681	12,506	171,626

Shares repurchased	(1,640,831)	(22,807,106)	(243,520)	(3,328,685)

Net increase (decrease)	(162,253)	$(2,264,306)	1,285,016	$16,493,529

Class C

Shares sold	1,687,369	$23,375,698	629,895	$8,443,850

Shares issued on reinvestment	23,865	348,584	4,194	57,563

Shares repurchased	(162,426)	(2,267,074)	(16,455)	(219,240)

Net increase	1,548,808	$21,457,208	617,634	$8,282,173

Class FI

Shares sold	—	—	8,772	$100,000

Shares issued on reinvestment	221	$3,221	165	2,264

Net increase	221	$3,221	8,937	$102,264

Class I

Shares sold	2,962,359	$41,312,338	629,963	$8,364,005

Shares issued on reinvestment	38,456	561,373	12,008	164,557

Shares repurchased	(631,380)	(8,813,498)	(11,053)	(147,287)

Net increase	2,369,435	$33,060,213	630,918	$8,381,275

Class IS

Shares sold	—	—	8,772	$100,000

Shares issued on reinvestment	244	$3,565	188	2,570

Net increase	244	$3,565	8,960	$102,570

† For the period April 9, 2009 (commencement of operations) to December 31, 2009.

32 | Legg Mason Permal Tactical Allocation Fund 2010 Annual Report

Notes to consolidated financial statements (cont’d)

8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009

Distributions Paid From:

Ordinary income	$2,059,806	$570,995

Net long-term capital gains	20,317	—

Total distributions paid	$2,080,123	$570,995

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$50,640

Capital loss carryforward*		(40,843)

Other book/tax temporary differences(a)		(125,751)

Unrealized appreciation (depreciation)(b)		7,219,876

Total accumulated earnings (losses) — net		$7,103,922

* As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

12/31/2018	$(40,843)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, book/tax differences in the treatment of investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Other tax information
On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason Permal Tactical Allocation Fund 2010 Annual Report | 33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Legg Mason Permal Tactical Allocation Fund, a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of December 31, 2010, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and the period from April 9, 2009 (commencement of operations) to December 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the investee funds’ transfer agent and custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Permal Tactical Allocation Fund as of December 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 15, 2011

34 | Legg Mason Permal Tactical Allocation Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreements, pursuant to which Permal Asset Management Inc. provides day-to-day management of the Fund’s portfolio and Legg Mason Global Asset Allocation, LLC provides certain compliance and portfolio execution services to the Fund. (Permal Asset Management Inc. and Legg Mason Global Asset Allocation, LLC are collectively referred to as the “Sub-Advisers,” and the management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Legg Mason Global Asset Allocation, LLC are wholly-owned subsidiaries and Permal Asset Management Inc. is a subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s

Legg Mason Permal Tactical Allocation Fund | 35

knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance
The Board received and reviewed performance information for the Fund and for all retail and institutional global flexible portfolio funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2010. The Fund performed below the median for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed

36 | Legg Mason Permal Tactical Allocation Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to each Sub-Adviser and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Advisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the

Legg Mason Permal Tactical Allocation Fund | 37

Fund’s overall expense ratio with those of a group of retail front-end load blended and passively managed affiliated funds of funds consisting of one global flexible portfolio fund, three global multi-cap core funds and three international multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load blended and passively managed affiliated global flexible portfolio, global multi-cap core and international multi-cap core funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher, but that the Fund’s and Actual Management Fee was lower, than the median of management fees paid by the other funds in the Expense Group and the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until April 30, 2012.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and

38 | Legg Mason Permal Tactical Allocation Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Permal Tactical Allocation Fund | 39

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Permal Tactical Allocation (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

40 | Legg Mason Permal Tactical Allocation Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Frank G. Hubbard

Year of birth	1937

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

Legg Mason Permal Tactical Allocation Fund | 41

Independent Trustees cont’d

Ken Miller

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

John J. Murphy

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years

Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years

President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

42 | Legg Mason Permal Tactical Allocation Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Jerry A. Viscione

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of funds in fund complex overseen by Trustee	53

Other boardmemberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	136

Other boardmemberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers

Ted P. Becker

Legg Mason
620 Eighth Avenue New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Permal Tactical Allocation Fund | 43

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

44 | Legg Mason Permal Tactical Allocation Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj
Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1977

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Legg Mason Permal Tactical Allocation Fund | 45

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, NewYork, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a boardmember for a fund in the Legg Mason fund complex or the officer took such office.
[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46 | Legg Mason Permal Tactical Allocation Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	6/17/2010	12/28/2010

Payable date:	6/18/2010	12/29/2010

Ordinary income:

Qualified dividend income for individuals	26.35%	20.00%

Dividends qualifying for the dividends received deduction for corporations	13.87%	15.00%

Long-term capital gain dividend	$0.003860	—

Please retain this information for your records.

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Legg Mason
Permal Tactical Allocation Fund

Trustees
Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscone

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadvisers
Legg Mason Global Asset Allocation, LLC

Permal Asset Management Inc.

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
NewYork, NewYork 10154

Legg Mason Permal Tactical Allocation Fund
The Fund is a separate investment series of Legg Mason Partners EquityTrust, a Maryland statutory trust.

Legg Mason Permal Tactical Allocation Fund Legg Mason Funds 55 Water Street NewYork, NewYork 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Permal Tactical Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.
www.leggmason.com/individualinvestors
© 2011 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our 1privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors
© 2011 Legg Mason Investor Services, LLC Member FINRA, SIPC
PRML 012193 2/11 SR11-1323

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2009 and $72,000 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,475in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2009 and $12,250 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	February 25, 2011

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	February 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	February 25, 2011